EXHIBIT 10.4

THIS WARRANT AND THE SECURITIES WHICH MAY BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE.  NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON ITS EXERCISE MAY BE SOLD, TRANSFERRED, HYPOTHECATED, OR OTHERWISE DISPOSED OF UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT OR AS OTHERWISE PERMITTED BY THE COMPANY, OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.

MONUMENT RESOURCES, INC.

WARRANT TO PURCHASE SHARES

No. W-2

THIS CERTIFIES THAT, for value received, and subject to the provisions and upon the terms and conditions hereinafter set forth, A.G. Foust (the “Holder”) is entitled to subscribe for and purchase up to 400,000 fully paid and nonassessable shares of common stock, no par value, as adjusted pursuant to Section 4 hereof (the “Shares”) of Monument Resources, Inc., a Colorado corporation (the “Company”).  This warrant (the “Warrant”) was approved by the Company’s Board of Directors by consent resolutions effective on January 30, 2008.

1.           Definitions

(a)           Warrant Price.  The “Warrant Price” shall be $0.40 per Share (as adjusted pursuant to Section 4 hereof).

(b)           Warrant Issue Date.  The Warrant Issue Date shall be March 5, 2008.

(c)           Term.  The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time during the time beginning on the Warrant Issue Date and ending on March 4, 2010.

2.           Method of Exercise; Payment; Issuance of New Warrant.

Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder hereof, in whole or in part and from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company, by check or wire transfer, of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then

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being purchased.  In the event of any exercise of the rights represented by this Warrant, and if the Shares are DTC eligible, the Company shall credit such aggregate number of Shares to which the Holder shall be entitled to the Holder’s or its designee’s balance account with The Depository Trust Company; provided, however, if the Holder requests physical delivery of any or all of the Shares, or, if the Shares are not DTC eligible, then the Company shall, on or before the fifth (5th) day following the date of exercise of this Warrant, issue and surrender to a common carrier for overnight delivery to the address specified in writing by the Holder, a certificate, registered in the name of the Holder, for the number of Shares to which the Holder shall be entitled pursuant to such request.  Upon delivery of the Warrant and payment of the Warrant Price referred to above, the Holder of this Warrant shall be deemed for all corporate purposes to have become the Holder of record of the Shares with respect to which this Warrant has been exercised.  Unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not have been exercised shall also be issued to the Holder hereof on or before the fifth (5th) day following exercise of this Warrant.

3.           Stock Fully Paid.  All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof other than such as may be imposed by federal or state securities laws or by the Holder hereof.

4.           Adjustment of Warrant Price and Number of Shares.  The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a)           Reclassification or Merger.  In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), the Company, or such successor corporation, as the case may be, or its parent corporation, shall duly execute and deliver to the Holder of this Warrant a new Warrant (in form and substance reasonably satisfactory to the Holder of this Warrant), so that the Holder of this Warrant shall have the right to receive upon exercise thereof, at a total purchase price equal to that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the Shares theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, conversion or merger by a Holder of the number of Shares then purchasable under this Warrant immediately prior to such reclassification, change, conversion or merger.  Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4.  The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, conversions and mergers.

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(b)           Subdivision or Combination of Shares.  If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide its outstanding Shares into a greater number of shares (by any stock split, stock dividend, recapitalization or otherwise) or combine its outstanding Shares in to a lesser number of shares (by combination, reverse stock split or otherwise), the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

(c)           Stock Dividends and Other Distributions.  In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Shares (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) of any assets (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the Shares (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and / or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 4.  At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Section 4(c).

(d)           Adjustment of Number of Shares.  Upon each adjustment in the Warrant Price, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter, such that the aggregate Warrant Price payable for the exercise of all Shares shall remain the same.

5.           Notice of Adjustments.

Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, which shall be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the Holder of this Warrant.

6.           Fractional Shares.

No fractional Shares are to be issued upon any exercise of this Warrant, but rather the number of Shares issued upon such exercise of this Warrant shall be rounded up or down to the nearest whole number.

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7.           Compliance with Securities Act; Disposition of Warrant or Shares.  This Warrant is subject to the restrictions on transfer set forth herein and therein.  Upon surrender for transfer of this Warrant and compliance with said restrictions on transfer, the Company shall execute and deliver in the name of the transferee or transferees a new Warrant for a like number of Shares.
(a)           The Holder of this Warrant, by acceptance hereof, agrees that this Warrant, and the Shares to be issued upon exercise hereof are being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Warrant, or any Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the “Act”).  If at the time of any transfer or exercise of this Warrant or any of the Shares, such securities have not been registered under the Act and are not eligible for sale without registration under Rule 144 of the Act, the Company may require as a condition of allowing such transfer or exercise, that the Holder furnish to the Company an opinion of counsel or such other information as is reasonably necessary to establish that such transfer and exercise may be made without registration under the Act.  All Shares issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

“THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), NOR HAS IT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE.  THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED, OR OTHERWISE DISPOSED OF UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT OR AS OTHERWISE PERMITTED BY THE COMPANY, OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.”

(b)           This Warrant shall not be assigned, transferred or otherwise conveyed, in whole or in part, by the Holder except with the prior written consent of the Company; provided that Holder may assign this Warrant, in whole or in part, to any parent, majority-owned subsidiary or other affiliate upon the Holder providing written notice thereof to the Company.  This Warrant, if presented for a transfer or exchange to which the Company has consented or to which the Company’s consent is not required, shall (if so required by the Company) be duly endorsed by, or be accompanied by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the registered Holder or its authorized attorney.

(c)           Any such exchange or transfer shall be without charge, except that the Company may require payment of the sum sufficient to cover any tax or governmental charge that may be imposed in relation thereto by a government other than the federal government of the United States or the government of any of its states.

Warrant No. W-2

(d)           The Company may deem and treat the registered Holder hereof as the absolute owner hereof and notwithstanding any notation of ownership or on account of the principal hereof, for the exercise hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

8.           Rights as Shareholders.  Except as provided in Section 4(c) and 22, no holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of managers or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

9.           Representations of Company.  The Company hereby represents and warrants to the Holder as follows:

(a)           Organization, Good Standing, Qualification and Authorization of the Company.  The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Colorado and has all requisite corporate power and authority to carry on its business as now conducted and as presently proposed to be conducted in the future.  The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties taken as a whole.  All corporate action on the part of the Company and its officers and directors necessary for the authorization, execution, and delivery of this Warrant and the performance of all obligations of the Company hereunder, has been taken.

(b)           Governmental Consents; Compliance.  No consent or filing with, any governmental authority on the part of the Company is required in connection with this Warrant.  To the Company’s knowledge, the Company is not in violation or default of any provision of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company, in each instance in which the effect of such violation or default would have a material adverse effect upon the Company.  The execution, delivery, and performance of and compliance with this Warrant will not result in any material violation of any agreement to which the Company is a party.

(c)           Authority.  The Company represents that it has full right, power and authority to enter into the transactions contemplated by this Warrant and to perform its obligations hereunder.  This Warrant constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

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(d)           Disclosure.  The Company has fully provided the Holder with the opportunity to obtain all information which the Holder has requested for making its decision to enter into this Warrant.  There exists no fact or circumstance which has not been previously disclosed to the Holder and to the knowledge of the Company materially and adversely affects or is reasonably likely to materially and adversely affect the Company’s business, assets, conditions, affairs, operations or properties, financially or otherwise.

10.           Lock-Up.  In connection with any registration of the offering of any securities of the Company under the Act, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”), this Warrant, the Shares issuable upon exercise hereof and any securities of the Company issued with respect thereto may not be sold or otherwise transferred during the period specified by the Company’s Board of Directors at the request of the Managing Underwriter, with such period not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Act (the “Market Standoff Period”).  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

11.           Reservation of Shares.  The Company hereby covenants that from the date hereof through the end of the term of this Warrant there shall be reserved for issuance and delivery upon exercise of this Warrant such number of Shares or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant.  All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws.  The Holder agrees that he may exercise this Warrant only to the extent that after such exercise there remains a sufficient number of authorized and unissued Shares to accommodate the exercise of all outstanding Warrants issued by the Company to other Holders.

12.           Amendment, Modification and Waiver.  Any term of this Warrant may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with the written consent of the Company and the Holder.  Any waiver or amendment effected in accordance with this Section 12 shall be binding upon any Holder of the Warrant, including all future holders of the Warrant.

13.           Notices.  All notices which any party to this Warrant may be required or may desire to serve on any other party shall be in writing and may be delivered by personal service, sent by facsimile with confirmation of receipt, sent by nationally recognized overnight courier service, specifying next day delivery with written verification of receipt, or sent by registered or certified mail, return receipt requested, with postage thereon fully prepaid.  Service of any such notice made by mail shall be deemed complete on the date of actual delivery as shown by the addressee’s registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time.  Any such communications shall be addressed to the party to be notified as listed on the Note.

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14.           Lost Warrant or Stock Certificates.  The Company covenants to the Holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

15.           Descriptive Headings.  The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

16.           Governing Law.  This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Colorado without regard to its conflicts of laws principles.

17.           Remedies.  In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the Holder hereof (in the case of a breach by the Company), or the Company (in the case of a breach by Holder), may proceed to protect and enforce their or its rights either by suit in equity and / or by action at law, including, but not limited to, an action for damages as a result of any such breach and / or an action for specific performance of any such covenant or agreement contained in this Warrant.

18.           Acceptance.  Receipt of this Warrant by the Holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

19.           No Impairment of Rights.  Except to the extent waived or consented to by the Holder or as otherwise permitted by the terms hereof, the Company will not, by amendment of its Articles of Incorporation or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

20.           Severability.  If any term, provision, covenant, or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

21.           Construction.  The parties hereto acknowledge that each party was represented by legal counsel (or had the opportunity to be represented by legal counsel) in connection with this Warrant, and that each of them and their counsel have reviewed and revised this Warrant, or have had an opportunity to do so, and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in their interpretation of this Warrant or any amendments or any exhibits hereto or thereto.

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22.           Notices of Record Date.  In case:

(a)           the Company shall take a record of the holders of its Shares (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

(b)           of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company’s stock are to receive stock, securities or property of another corporation; or

(c)           of any voluntary dissolution, liquidation or winding-up of the Company; or

(d)           of any redemption or conversion of all outstanding Shares (or other stock or securities at the time receivable upon the exercise of this Warrant);

then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Shares (or such stock or securities as at the time are receivable upon the exercise of this Warrant), shall be entitled to exchange their Shares (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up.  Such notice shall be delivered at least seven (7) days prior to the date therein specified.

23.           Organic Change.  Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets or other transaction in each case which is effected in such a way that holders of shares of common stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for shares of Common Stock is referred to herein as an “Organic Change.”  Prior to the consummation of any Organic Change, the Company will secure from the person or entity purchasing such assets or the successor resulting from such Organic Change (in each case, the “Acquiring Entity”) a written agreement (in form and substance satisfactory to the holders of Warrants representing at least two-thirds of the Shares issuable upon exercise of the Warrants then outstanding) to deliver to each holder of Warrants in exchange for such Warrants, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and satisfactory to the Holders of the Warrants (including an adjusted warrant exercise price equal to the value for the Shares reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of Shares acquirable and receivable upon exercise of the Warrants without regard to any limitations on exercise, if the value so reflected is less than any applicable Warrant Price immediately prior to such consolidation, merger or sale).  Prior to the consummation of any other Organic Change, the

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Company shall make appropriate provision (in form and substance satisfactory to the Holders of Warrants representing a majority of the Shares issuable upon exercise of the Warrants then outstanding) to insure that each of the Holders of the Warrants will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the Shares immediately theretofore issuable and receivable upon the exercise of such Holder’s Warrants (without regard to any limitations on exercise), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of Shares which would have been issuable and receivable upon the exercise of such holder’s Warrant as of the date of such Organic Change (without taking into account any limitations or restrictions on the exercisability of this Warrant).

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Warrant No. W-2

IN WITNESS WHEREOF, the undersigned has duly caused this Warrant to be signed in its name and on its behalf by its duly authorized officer as of the Warrant Issue Date.

MONUMENT RESOURCES, INC.
a Colorado corporation

By:               /s/ A.G. Foust
Name:          A.G. Foust
Its:               President

AGREED AND ACCEPTED:

A.G. FOUST

/s/ A.G. Foust

Warrant No. W-2

EXHIBIT A

NOTICE OF EXERCISE

To:           Monument Resources, Inc.

1.           The undersigned hereby elects to purchase ________Shares of Monument Resources, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

2.           Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

(Name)

(Address)

3.           The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

 (Signature)

 (Date)

Warrant No. W-2